UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2017

GORDMANS STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34842	26-3171987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1926 South 67th Street

Omaha, Nebraska 68106

(Address of principal executive offices, zip code)

(402) 691-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

As previously reported on the current report on Form 8-K filed by Gordmans Stores, Inc. (the “Company”) on March 13, 2017, the Company and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Chapter 11 Filings”) in the United States Bankruptcy Court for the District of Nebraska (the “Bankruptcy Court”) on March 13, 2017 (the “Petition Date”). The Chapter 11 cases are being jointly administered by the Bankruptcy Court under the caption In re Gordmans Stores, Inc., et al. Case No. 17-80304 (the “Chapter 11 Cases”).

On March 31, 2017, the Debtors entered into (i) an Asset Purchase Agreement (the “Purchase Agreement”) with Specialty Retailers, Inc. (“Purchaser”), a subsidiary of Stage Stores, Inc., and (ii) an Agency Agreement with Purchaser and a joint venture comprising Tiger Capital Group, LLC (“Tiger”) and Great American Group WF, LLC (“Great American” and together with Tiger, the “Liquidator”). On April 6, 2017, the Bankruptcy Court entered an order approving the Purchase Agreement and Agency Agreement, and the transaction contemplated thereby.

Pursuant to the Purchase Agreement, Purchaser will acquire (i) at least 50 of the Debtors’ store leases with rights to assume an additional seven store leases and a distribution center, and certain other contracts associated therewith, (ii) all of the Debtors’ inventory, furniture, fixtures, equipment and other assets at each such store locations and (iii) the Debtors’ trademarks and other intellectual property from the Debtors. Purchaser will also assume certain liabilities associated with the acquired assets. The closing of the transactions contemplated by the Purchase Agreement is subject to customary conditions, including the accuracy of representations and warranties made by the parties in the Purchase Agreement. The Purchase Agreement may also be terminated by either the Debtors or Purchaser upon the occurrence of specified events, including if the Agency Agreement is terminated for any reason.

The Agency Agreement provides for the sale in liquidation of the inventory, fixtures and other assets of all of the Debtors’ retail stores that are not acquired by Purchaser pursuant to the Purchase Agreement, as well as certain other assets of the Debtors that are not otherwise acquired by Purchaser. The Agency Agreement may be terminated by either the Debtors or Purchaser and Liquidator upon the occurrence of specified events, including if the Purchase Agreement is terminated for any reason.

The aggregate consideration payable to the Debtors under the Purchase Agreement and Agency Agreement is $74.2 million, subject to adjustment as set forth in the Agency Agreement, plus a portion of the proceeds from sales of fixtures, furniture and equipment and sales of the Debtors’ e-commerce inventory.

The transactions contemplated by the Purchase Agreement and Agency Agreement supersede the transactions contemplated by the Stalking Horse Agency Agreement, dated March 13, 2017, between the Debtors and the Liquidator, as previously disclosed on the Company’s Current Report on Form 8-K filed March 13, 2017.

The foregoing description of the Purchase Agreement and Agency Agreement is qualified in its entirety by reference to the Purchase Agreement and the Agency Agreement, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

Cautionary Note Regarding the Chapter 11 Cases

The Company’s security holders are cautioned that trading in securities of the Company during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. It is possible some or all of the Company’s currently outstanding securities may be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s security holders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled securities. Trading prices for the Company’s securities may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements about the Company’s expectations, beliefs, plans, objectives, assumptions and future events are not statements of historical fact and reflect only current expectations regarding these matters. The Company’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including: (i) the potential adverse impact of the Chapter 11 Filings on the Company’s liquidity or results of operations; (ii) changes in the Company’s ability to meet financial obligations during the Chapter 11 Cases or to maintain contracts that are critical to its operations; (iii) the outcome or timing of the Chapter 11 Cases; (iv) the effect of the Chapter 11 Filings on the Company’s relationships with customers, vendors, employees and third parties; (v) the actions and decisions of creditors and other third parties that have an interest in the Chapter 11 Cases, including proceedings that may be brought by third parties in connection with the Chapter 11 Cases; (vi) the Debtors’ ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases and the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general, including approval of the Purchase Agreement and the Agency Agreement; (vii) restrictions on the Debtors due to restrictions imposed by the Bankruptcy Court; (viii) the increased administrative costs related to the Chapter 11 Cases; (ix) the Company’s ability to maintain adequate liquidity to fund operations during the Chapter 11 Cases; and (x) other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated March 31, 2017, by and among Gordmans Stores, Inc., its subsidiaries, and Specialty Retailers, Inc.

2.2	Agency Agreement, dated March 31, 2017, by and between Gordmans Stores, Inc., its subsidiaries, Specialty Retailers, Inc., Tiger Capital Group, LLC and Great American Group WF, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDMANS STORES, INC.

Date: April 6, 2017	By:	/s/ James B. Brown
	Name:	James B. Brown
	Title:	Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated March 31, 2017, by and among Gordmans Stores, Inc., its subsidiaries, and Specialty Retailers, Inc.

2.2	Agency Agreement, dated March 31, 2017, by and between Gordmans Stores, Inc., its subsidiaries, Specialty Retailers, Inc., Tiger Capital Group, LLC and Great American Group WF, LLC